Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 246,109,320.00
Previously Paid Amount	0
Total Fee Amount	33,987.70
Total Offset Amount	0
Net Fee	$ 33,987.70